UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 1, 2009

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 California Street, Suite 2450, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (415) 946-8828

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

April 1, 2009 Amendment to Share Exchange Agreement

On April 1, 2009, IA Global, Inc. (the “Company”), Taicom Securities Co Ltd (“Taicom”) and ArqueMax Ventures, LLC (“AMV”), an entity controlled by Michael Ning, the Chairman of Taicom, entered into an Amendment to Share Exchange Agreement (the “Amendment”). Pursuant to this Amendment, the Company returned the following Taicom Preferred Class B Stock (“Taicom Stock”) for the indicated payments by Taicom:

$ Paid By		Shares
Taicom	Date	Returned
$ 130,000	12/12/2008	302,100
50,000	2/2/2009	116,192
41,000	4/1/2009	95,278

$ 221,000		513,570

The return of these shares of Taicom Stock reduced the Company’s 20% interest in Taicom to 876,180 shares or 16%, 14% and 12.6% as of December 12, 2008, February 2, 2009 and April 1, 2009, respectively.

The Company recorded a loss on sale of $996,777 during the three months ended December 31, 2008 and expects to record a loss on sale of approximately $758,000 during the three months ending March 31, 2009 and June 30, 2009 related to the return of the Taicom Stock.

In addition, the Company agreed to issue preferred stock (“IAO Preferred Stock”) to AMV for the following additional payments: $140,000 to be paid on or about April 7, 2009, $67,000 to be paid on or about April 15, 2009 and $110,000 to be paid on or about April 30, 2009. The three payments are independent of each other and the payment or non-payment of one or more payments is not dependent on the payment or non-payment of any one or more of the other payments.

At AMV’s sole discretion, AMV may either (1) convert some or all of its IAO Preferred Stock into 12,800,000 shares of the Company’s common stock pro rata at $0.025 per share; or (2) exchange IAO Preferred Stock for 971,458 Taicom Stock owned by the Company pro rata. The conversion of IAO Preferred Stock into Taicom Stock is automatically triggered in the case of certain events, including delisting from NYSE AMEX, bankruptcy or insolvency.

The Amendment terminated all obligations of either party under the December 12, 2008 Amendment to Share Exchange Agreement. With respect to the matters set forth herein, this Amendment to Share Exchange Agreement dated April 1, 2009 together with the Share Exchange Agreement dated June 3, 2008 represent the entire agreements between the Company and Taicom.

The Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

April 1, 2009 Form of Performance Warrant

On April 1, 2009, the Company amended the Form of Performance Warrant with Mr. Ning that was signed on December 12, 2008 (“Amended Warrant”). The Amended Warrant reduced the number of shares of common stock that Taicom could receive upon the closing of financings to 3,591,250 from 32,500,000 common shares. The Company agreed to register the common stock issuable upon the exercise of the Amended Warrant with NYSE AMEX and file a registration statement on Form S-3 within sixty days of approval by NYSE AMEX. The Performance Warrant was issued to an accredited investor in a transaction that will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated under the Securities Act.

The Amended Warrant is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

April 1, 2009 Services Agreement

On April 1, 2009, the Company also entered into a Services Agreement (“Services Agreement”) with AMV. Pursuant to the Services Agreement, the Company agreed to close a stock exchange with Taicom whereby 67,000,000 shares of the Company’s common stock will be issued for 877,557 shares of Taicom Stock. The IA Global shares would be valued at $.035 per share, the price during the negotiations. The Taicom Stock will be valued at the book value for Taicom. The Taicom Stock are restricted securities and may not be resold, distributed, collateralized liquidated or transferred to any person or entity.

In addition, AMV or an affiliate has agreed to loan $300,000 to the Company on or before June 3, 2009. The closing of these transactions are subject to the completion of due diligence on or before May 31, 2009, and obtaining shareholder approval. In the event of the unsatisfactory completion of due diligence, AMV shall have a unilateral option to immediately terminate this Services Agreement and have no further obligations with respect to this Services Agreement and the terms and conditions contained herein (hereinafter “Unilateral Termination”). In the event of Unilateral Termination, the Company shall immediately return all of the then outstanding shares it holds of Taicom Stock.

After the closing of the transactions pursuant to the Services Agreement, the Company expects to own 25.2% of Taicom and Taicom and AMV would own 36.3% of IA Global. The Company is increasing its position in Taicom based on Mr. Ning’s business model of consolidating distressed broker dealers at or near the bottom of the stock market with potential for profits when the current recession ends.

Taicom is a financial services company in Japan providing a broad range of value-added financial services and competitive products. These services currently include the brokerage of Japanese commodities, derivative options, foreign currency, equities and investment trusts as well as the offering of investment consulting services to diversified clients such as individuals and corporations. Taicom offers creative solutions that meet the sophisticated trading needs of its online and offline clients, who utilize Taicom’s cutting-edge proprietary trading platform called TradePro, as well as its broad news and information gathering network.

Taicom is a member of the Osaka Stock Exchange, the Tokyo Commodity Exchange, the Tokyo Grain Exchange and the Chubu (Central Japan) Commodity Exchange. Taicom is headquartered in Tokyo and in Osaka and has three branch offices in Japan.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired – None.

(b)	Pro Forma financial information – None.

(d)	Exhibits –

Exhibit No.	Description

10.1	Amendment to Share Exchange Agreement dated April 1, 2009 by and between IA Global, Inc., Taicom Securities Co Ltd and ArqueMax Ventures, LLC.

10.2	Form of Performance Warrant dated April 1, 2009 by and between IA Global, Inc. and Michael Ning.

10.3	Services Agreement dated April 1, 2009 by and between IA Global, Inc. and ArqueMax Ventures, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: April 6, 2009

By:	/s/ Derek Schneideman

Derek Schneideman

Chief Executive Officer